                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   May 14, 2002

                           --------------------------

                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)


          New Jersey                         0-15066                     22-2050350
----------------------------        ------------------------        ---------------------------
(State or Other Jurisdiction        (Commission File Number)        (I.R.S. Identification No.)
      of Incorporation)

22 Audrey Place
Fairfield, New Jersey                                             07004
------------------------------------------                 -------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (973) 777-3500

                               -------------------

                                       N/A
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4.     Changes in Registrant's Certifying Accountant

As previously reported on a Form 8K dated April 9, 2002, Ernst & Young LLP resigned as auditors of the Company, effective immediately.

On May 14, 2002 by unanimous written consent, the Board of Directors of the Company engaged WithumSmith+Brown as the Company's independent auditors for the fiscal year ending September 30, 2002. The Company's Audit Committee recommended to the Board of Directors approval of the appointment of WithumSmith+Brown, based on a recommendation by management and a Proposal to Serve presented to the Company by WithumSmith+Brown dated May 7, 2002.

WithumSmith+Brown is affiliated with HLB International, a world-wide organization of professional accounting firms and business advisors, which has member and correspondent firms in 100 countries.

Item 7. Financial Statement and Exhibits

       None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VERTEX INTERACTIVE, INC



                                           /s/  Mark A. Flint
                                         ---------------------------------
                                         Name:  Mark A. Flint
                                         Title:  Chief Financial Officer



DATED: May 15, 2002




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